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                                                                   EXHIBIT 10.21




                                        January 14, 1997





Rodman & Renshaw, Inc.
Cruttenden Roth Incorporated
    As Representatives of the Several
    Underwriters
Two World Financial Center - Tower B
225 Liberty Street, 30th Floor
New York, New York 10281

Ladies and Gentlemen:

         In order to induce Rodman & Renshaw, Inc. ("Rodman"), Cruttenden Roth Incorporated and the several underwriters (the "Underwriters") to enter into an underwriting agreement with respect to the public offering (the "Offering") of approximately 2,000,000 shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock"), issued by InfoCure Corporation (the "Company"), the undersigned, as the beneficial owner of securities which will be converted into Common Stock of the Company, agrees as herein set forth.

         The undersigned agrees for the benefit of the Company and the Underwriters that, for a period of 180 days (the "Lock-Up Period") subsequent to the date that the Securities and Exchange Commission (the "Commission") declares effective the Registration Statement (the "Registration Statement") on Form SB-2 filed with the Commission for the registration of the Shares under the Securities Act of 1933 (the "Act"), the undersigned will not, without the prior written consent of Rodman, on behalf of the Underwriters, offer, pledge, sell, transfer, assign, contract to sell, grant any option for the sale of, sell or otherwise dispose of, directly or indirectly, either pursuant to Rule 144 under the Act or otherwise, any shares of the Common Stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for shares of Common Stock, beneficially owned by the undersigned (within the meaning of Rule 13d-3 under the Securities Exchange
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Rodman & Renshaw, Inc.
January 14, 1997
Page 2

Act of 1934 (the "Exchange Act") except with respect to Shares being sold in connection with the Offering or their being a beneficial owner of such Shares. Gifts of the Common

Stock will be permitted provided that the recipient of such gift agrees in writing as a condition precedent to such gift to be bound by the term thereof.

         The undersigned agrees for the benefit of the Company and the Underwriters that, prior to the effective date of the Registration Statement, the undersigned will not, without the prior written consent of Rodman, on behalf of the Underwriters, offer, pledge, sell, transfer, assign, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, either pursuant to Rule 144 of the regulations under the Act, or otherwise, any shares of the Common Stock of the Company, or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock, beneficially owned by the undersigned (within the meaning of Rule 13d-3 under the Exchange Act)) on the date hereof or hereafter acquired without first requiring any such offering or acquiring parties to execute and deliver to you an agreement in substantially the form of this agreement.

         Further, the undersigned agrees for the benefit of the Company and the Underwriters that, for a period of two years subsequent to the date that the Commission declares effective the Registration Statement, the undersigned will not publicly offer or sell any shares of Common Stock of the Company beneficially owned by the undersigned and acquired by the undersigned in a transaction pursuant to Rule 145(a), as promulgated under the Act, except in accordance with the volume limitations set forth in Rule 144(e), as promulgated under the Act, regardless of whether the undersigned is deemed to be an affiliate within the meaning of Rule 145(c), as promulgated under the Act. Notwithstanding the foregoing, the undersigned may offer, pledge, sell, transfer, assign, contract to sell, or otherwise dispose of such shares of Common Stock in one or more transactions not involving a public offering or sale provided that the pledgee, purchaser, assignee, or other transferee of such shares agrees, as a condition precedent to such transfer, in a writing addressed to Rodman, and in substantially the form hereof, to the limitations applicable to public offers and sales of such shares set forth in this paragraph.

         In order to enable you to enforce the aforesaid covenants, the undersigned hereby consents to the placing of restrictive legends upon, and stop-transfer orders with the transfer agent of the Company's securities with respect to, any shares of Common Stock registered in the undersigned name or beneficially owned by the undersigned.






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Rodman & Renshaw, Inc.
January 14, 1997
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         The Company agrees to instruct the transfer agent to place such legends and stop transfer orders and not to authorize the transfer agent to transfer any shares without the consent of Rodman, on behalf of the Underwriters as set forth herein.

         The undersigned understands that the Company and the Underwriters will rely upon this letter if they proceed with the Offering.

         The provisions of this agreement shall be binding upon the undersigned and the successors, assigns, heirs, and personal representatives of the undersigned.

                                        Very truly yours,



                                        ________________________________________
                                                  (Signature)



                                        ________________________________________
                                                  (Print Name of Stockholder)




                                        ________________________________________
                                                  (Print Name of Signatory)



                                        ________________________________________
                                                  (Print Title of Signatory, if
                                                  necessary)

Dated:   _______________________________